Fund/Ticker

Fidelity Simplicity RMD Income Fund℠/FIRNX

Summary Prospectus

September 29, 2020

As Revised July 13, 2021

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus dated September 29, 2020, As Revised July 13, 2021, and SAI dated September 29, 2020 are incorporated herein by reference.

See the inside front cover for important information about access to your fund's shareholder reports.

245 Summer Street, Boston, MA 02210

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Fund Summary

Fund:
Fidelity Simplicity RMD Income Fund℠

Investment Objective

The fund seeks high current income and, as a secondary objective, capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.46%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.46%

This example helps compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you are not participating in the Fidelity® systematic withdrawal plan.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$47
3 years	$148
5 years	$258
10 years	$579

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity® funds (or "turns over" its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

  Investing primarily in a combination of Fidelity® U.S. equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds) to seek to achieve the fund's investment objective consistent with a payment strategy to be administered through a complementary systematic withdrawal plan.
  Allocating assets according to a stable neutral asset allocation strategy. A revised neutral asset allocation strategy (approximately 11% in U.S. equity funds, 8% in international equity funds, 43% in U.S. investment grade bond funds, 5% in international bond funds, 3% in long-term treasury bond funds, 20% in inflation-protected bond funds, and 10% in short-term funds) is expected to take effect by the end of the third quarter of 2022. During the third quarter of 2021, Fidelity Management & Research Company LLC (the Adviser) will begin transitioning the neutral asset allocation percentages to achieve the desired allocations. The Adviser may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders.
  Buying and selling futures contracts (both long and short positions) in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation.
  The Adviser, under normal market conditions, will use an active asset allocation strategy to increase or decrease asset class exposures relative to the neutral asset allocations reflected above by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser's market outlook, which is primarily focused on the intermediate term.
  The Adviser may also make active asset allocations within other asset classes (such as commodities, high yield debt (also referred to as junk bonds), floating rate debt, real estate debt, and emerging markets debt) from 0% to 10% of the fund’s total assets individually, but no more than 25% in aggregate within those other asset classes.

The fund's investment objective is intended to support a payment strategy designed to be implemented through a shareholder's voluntary participation in a complementary systematic withdrawal plan that will enable shareholders to receive regular payments from the fund based on their expected required minimum distributions from certain types of retirement accounts as mandated by the Internal Revenue Code. However, shareholders may invest in the fund and not participate in the plan.

Investors should refer to the "Features and Policies" section of the prospectus for a summary of how the payment strategy and plan are designed to operate.

Principal Investment Risks

The fund is designed for investors who seek to convert accumulated assets into regular payments over time. A shareholder's participation in the systematic withdrawal plan will result in the gradual withdrawal of the value of the shareholder's account in the fund. The fund's share price fluctuates, which means you could lose money by investing in the fund.

  Asset Allocation Risk.  The fund is subject to risks resulting from the Adviser's asset allocation decisions. If the Adviser's asset allocation strategy does not work as intended, the fund may not achieve its objective. If the fund is unable to achieve its objective, the payment strategy may not work as intended. The selection of underlying funds and the allocation of the fund's assets among various asset classes could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. In addition, the fund's active asset allocation strategy may cause the fund to have a risk profile different than that portrayed above from time to time and may increase losses.
  Investing in Other Funds.  The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility.  The Adviser will continue to invest the fund's assets in equity funds in the years following the fund's horizon date in an effort to achieve the fund's overall investment objective. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Industry Exposure.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Correlation to Index.  The performance of an underlying index fund and its index may vary somewhat due to factors such as fees and expenses of the underlying fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on an underlying fund and its shareholders.
  Passive Management Risk.  Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Leverage Risk.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Inflation-Protected Debt Exposure.  Increases in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Prior to June 1, 2017, the fund operated under certain different investment policies and a different pricing structure. The fund's historical performance prior to June 1, 2017 may not represent its current investment policies and does not reflect the fund's current pricing structure. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	7.39%	September 30, 2010
Lowest Quarter Return	(8.13)%	September 30, 2011
Year-to-Date Return	1.44%	June 30, 2020

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity Simplicity RMD Income Fund℠
Return Before Taxes	10.63%	4.37%	6.15%
Return After Taxes on Distributions	9.56%	3.11%	5.12%
Return After Taxes on Distributions and Sale of Fund Shares	6.46%	3.02%	4.59%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%
Fidelity Simplicity RMD Income Composite Index℠ (reflects no deduction for fees or expenses)	10.85%	4.59%	6.39%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager.

Portfolio Manager(s)

Andrew Dierdorf (co-manager) has managed the fund since June 2009.

Brett Sumsion (co-manager) has managed the fund since January 2014.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

Shareholders who elect to participate in the Fidelity® systematic withdrawal plan authorize the automatic sale of fund shares through the plan. A participating shareholder's payment(s) for the period selected under the plan will consist entirely of the proceeds from the automatic sale of the appropriate number of shares of the fund required for the payment(s).

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Shareholders who elect to participate in the Fidelity® systematic withdrawal plan should consult their tax adviser to discuss tax consequences that could result from participation in the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & Pyramid Design, Fidelity, and FAST are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Fidelity Simplicity RMD Income Fund is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

1.9884173.108	R88-SUM-0920-01